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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                      SUPPLEMENT DATED DECEMBER 15, 2008 TO
      PROSPECTUSES DATED APRIL 28, 2008, JUNE 16, 2008 AND AUGUST 18, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008, June 16, 2008 and August 18, 2008 for certain "GIFL ROLLOVER VARIABLE ANNUITY," "VENTURE OPPORTUNITY(R) A SHARE VARIABLE ANNUITY," "VENTURE OPPORTUNITY(R) B SHARE VARIABLE ANNUITY," "VENTURE(R) VARIABLE ANNUITY," "VENTURE III(R) VARIABLE ANNUITY," "VENTURE VANTAGE(R) VARIABLE ANNUITY," "VENTURE VISION(R) VARIABLE ANNUITY," "VENTURE STRATEGY(R) VARIABLE ANNUITY," "WEALTHMARK VARIABLE ANNUITY" and "WEALTHMARK ML3 VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. We call each of these prospectuses an "Annuity Prospectus."

You should read this Supplement together with the Annuity Prospectus for the Contract you purchase or purchased, and retain both documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com, or in New York State, www.jhannuitiesnewyork.com.

Please note that the returns of the Money Market Sub-Account in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Fund are not sufficient to offset your Contract expense deductions.

You should retain this Supplement for future reference.

                       SUPPLEMENT DATED DECEMBER 15, 2008

333-149421
333-146591
333-146698
333-71072
333-70728
333-70730
333-70850
333-71074
333-70864
333-149422
333-146590
333-146699
333-138846
033-79112
033-46217
333-83558
333-61283